EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 (ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

            In connection with the annual report of PC Mall, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Ted Sanders, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

                  (1)  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

                  (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: March 28, 2003                          /s/ TED SANDERS

                                                            Ted Sanders

                                                            Chief Financial Officer

 A signed original of this written statement required by Section 906 has been provided to PC Mall, Inc. and will be retained by PC Mall, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.